THRIVENT VARIABLE ANNUITY ACCOUNT I

Supplement to Prospectus dated April 30, 2013

Regarding

Guaranteed Lifetime Withdrawal Benefit (GLWB)

Please include this Supplement with your Prospectus

1.	Replace footnote number 6 in Notes to Fee and Expense Tables on page 8 with the following:

6 The amount shown is based on the guaranteed maximum charge for the GLWB Rider. The current charge is as follows: 1.25%, 1.00%, and 0.75% for the Moderately Aggressive, Moderate and Moderately Conservative Allocations, respectively.

2.	The sixth sentence of the Variable Investment Options and the Subaccounts provision on page 12 is replaced with the following three sentences:

With the Guaranteed Lifetime Withdrawal Benefit, you are limited in your investment options to the Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount), the Thrivent Moderate Allocation and Thrivent Moderately Conservative Allocation Subaccounts. Contract owners with GLWB Riders purchased prior to January 16, 2014, may only allocate premium to the Thrivent Moderately Aggressive Subaccount if they have elected to allocate premium to that Subaccount on or before January 15, 2014, and do not transfer Accumulated Value out of that Subaccount. For Contracts purchased on or after January 16, 2014, the only investment options available are the Thrivent Moderately Conservative Allocation and the Thrivent Moderate Allocation Subaccounts.

3.	The first sentence of the fifth paragraph of the Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider provision on page 23 will be replaced with the following two sentences:

Effective January 16, 2014, the GLWB Rider will only be available for purchase at the time of Contract application, if the GLWB Rider is still being offered. If your Contract was issued prior to January 16, 2014, you may add the GLWB Rider after your Contract is issued, if the GLWB Rider is still being offered.

4.	The sixth sentence of the first paragraph and the corresponding bullet points of the GLWB Waiting Period provision on page 24 will be replaced with the following:

For GLWB Riders added on or after January 16, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:

•	Thrivent Moderate Allocation Subaccount; or

•	Thrivent Moderately Conservative Allocation Subaccount

If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:

•	Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or

•	Thrivent Moderate Allocation Subaccount; or

•	Thrivent Moderately Conservative Allocation Subaccount

5.	The following paragraph will be added to the GLWB Survivor Benefit provision of the prospectus at the end of page 28:

For Contracts issued prior to January 16, 2014, after a surviving spouse continues the Contract, the spouse can add the GLWB Rider if desired and if available. For Contracts issued on or after January 16, 2014, after a surviving spouse continues the Contract, the spouse can only add the GLWB Rider if the benefit existed on the Contract prior to the death and if available at that time. In both situations, the benefit will reset if the surviving spouse beneficiary adds the GLWB rider, and only the GLWB subaccount options available at that time can be chosen.

6.	The following paragraph will be added to the Spouse Election to Continue the Contract provision of the prospectus after the third paragraph on page 32:

For Contracts issued prior to January 16, 2014, after a surviving spouse continues the Contract, the spouse can add the GLWB Rider if desired and if available. For Contracts issued on or after January 16, 2014, after a surviving spouse continues the Contract, the spouse can only add the GLWB Rider if the benefit existed on the Contract prior to the death and if available at that time. In both situations, the benefit will reset if the surviving spouse beneficiary adds the GLWB rider, and only the GLWB subaccount options available at that time can be chosen.

7.	The first chart shown under the GLWB Risk Charge provision on page 40 of the prospectus will be updated as follows:

Chosen Subaccount	Current Annual GLWB Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge
Thrivent Moderately Aggressive Allocation Subaccount (only available if premiums were elected to be allocated on or before January 15, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%

Thrivent Moderate Allocation Subaccount	1.00%	1.25%

Thrivent Moderately Conservative Allocation Subaccount	0.75%	1.25%

The date of this Supplement is January 16th, 2014.

Please include this Supplement with your Prospectus.

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

800-847-4836

28128